Exhibit 10.191

                           SECOND AMENDMENT TO AMENDED
                          AND RESTATED CREDIT AGREEMENT

      Second Amendment dated as of December 31, 2002 (this "Second Amendment") to the Amended and Restated Credit Agreement dated as of November 13, 2001 among Kinro, Inc., an Ohio corporation, Lippert Tire & Axle, Inc., and Lippert Components, Inc., each a Delaware corporation, the Lenders parties thereto, and JPMorgan Chase Bank as Administrative Agent, as amended by that certain First Amendment To Amended And Restated Credit Agreement dated as of February 15, 2002 by and among all such parties and certain other parties thereto (as so amended, the "Credit Agreement"). Terms used herein as defined terms and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

      WHEREAS, the Borrowers wish to amend the Credit Agreement as set forth in this Second Amendment to (i) increase the Revolving Credit Commitment and (ii) extend the Maturity Date; and

      WHEREAS, the Administrative Agent and the Lenders are willing so to amend the Credit Agreement, subject to the terms and conditions hereof;

      NOW THEREFORE, in consideration of the premises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually agree as follows:

      1. Effective as of December 31, 2002 (the "Second Amendment Effective Date") the Credit Agreement is hereby amended as follows:

            (a) The definition of "Maturity Date" in Section 1.01 of the Credit Agreement is hereby amended by deleting therefrom the reference to "October 15, 2003" and inserting in lieu thereof a reference to "October 15, 2005".

            (b) The definition of "Revolving Credit Commitment" in Section 1.01 of the Credit Agreement is amended by deleting therefrom the reference to "$25,000,000" and inserting in lieu thereof a reference to "$30,000,000".

            (c) Section 6.11(d) of the Credit Agreement is amended so that it shall read as follows:

                  "(d) The Company and its Subsidiaries shall not make or permit to be made Capital Expenditures exceeding, in the aggregate, during the fiscal year ending: (i) December 31, 2001, $9,000,000; (ii) December 31, 2002, the sum of (x) $12,000,000 (of which $12,000,000, any such Capital Expenditures in excess of $7,000,000 must be funded from new Indebtedness otherwise permitted hereunder), and (y) the excess, if any, of $9,000,000 over the permitted Capital Expenditures for the fiscal year ending December 31, 2001, (iii) December 31, 2003, $13,000,000 (of which
            $13,000,000, any such Capital Expenditures in excess of $11,000,000 must be funded from new Indebtedness otherwise permitted hereunder), and (iv) December 31, 2004, the sum of (x) $14,000,000 (of which $14,000,000, any such Capital Expenditures in excess of $11,000,000 must be funded from new Indebtedness otherwise permitted hereunder), and (y) the excess, if any, of $13,000,000 over the permitted Capital Expenditures for the fiscal year ending December 31, 2003."

            (d) Schedule 2.01 of the Credit Agreement is amended by substituting therefor Schedule 2.01 attached to this Second Amendment.

      2. The obligations of the Lenders to make Loans under the Credit Agreement on or after the Second Amendment Effective Date shall not be come effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02 of the Credit Agreement):

            (a) The Administrative Agent shall have received from each party hereto either: (i) an executed counterpart of this Second Amendment, or (ii) written evidence satisfactory to the Administrative Agent (which may include a telecopy transmission of a signed signature page of this Second Amendment) that such party has signed a counterpart of this Second Amendment.

            (b) Each Lender shall have received a duly executed Second Amended and Restated Revolving Credit Note dated as of the Second Amendment Effective Date (each, a "Revolving Credit Note", which Revolving Credit Note shall also include all amendments and replacements thereof or substitutions therefor), in the form of Exhibit 4.01-5B hereto in replacement of and in substitution for the Amended and Restated Revolving Credit Note dated November 13, 2001 issued to such Lender under the Credit Agreement.

            (c) The Administrative Agent shall have received disclosure schedules revised as of the Second Amendment Effective Date under Sections 3.04, 3.05, 3.11 (Schedule 3.11B), 6.04 and 6.06 of the Credit Agreement.

            (d) On the Second Amendment Effective Date there shall be no Default or Event of Default under the Credit Agreement as amended hereby and, without limiting the generality of the foregoing, the Borrowers shall furnish to the Administrative Agent evidence satisfactory to it of compliance with Section
12.10 of the Senior Note Purchase Agreement in connection with the execution and delivery by the Borrowers of this Second Amendment.

            (e) The Administrative Agent shall have received a certificate of resolutions of: (i) each of the Boards of Directors or the general partner of each of the Credit Parties approving this Second Amendment and the Credit Agreement as so amended, and (ii) of each of the Borrowers approving the execution and delivery of the Second Amended and Restated Revolving Credit Notes.


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

            (f) The Borrowers shall have paid the Administrative Agent an amendment fee of $75,000, of which $45,000 shall be paid to JPMorgan Chase Bank, as a Lender, and $30,000 shall be paid to KeyBank National Association, as a Lender. Said amendment fee shall not be refundable all or in part under any circumstances.

      3. Each Borrower and each other Credit Party represents, warrants to, and agrees with the Administrative Agent and the Lenders that:

            (a) Its execution and delivery of this Second Amendment and its performance hereof (i) is within its corporate or partnership powers, (ii) has been duly authorized by all necessary corporate, partnership, or other action, and (iii) does not contravene any law, rule or regulation applicable to it or violate or create a default under its organizational documents or any contractual provision binding on it or affecting it or any of its property;

            (b) This Second Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

            (c) There is no Default or Event of Default nor would there be any Default or Event of Default after giving effect to this Second Amendment; and

            (d) The Credit Agreement as hereby amended shall continue in full force and effect.

      4. Each Credit Party hereby agrees that each Loan Document to which it is a party, in each case as its obligations thereunder may be affected by this Second Amendment, is hereby ratified and confirmed and shall continue in full force and effect.

      5. Each Credit Party hereby further agrees to execute and deliver to the Administrative Agent such additional documentation and take such further actions as the Administrative Agent shall require further to effectuate the intent of this Second Amendment.

      6. This Second Amendment sets forth the entire agreement of the parties with respect to the subject hereof and shall not be deemed to be a waiver of any Default or Event of Default not expressly waived herein.

      7. This Second Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York in effect from time to time applicable to contracts made and to be performed wholly within such State, without regard to any choice or conflict of laws rules.

      8. This Second Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument. This Second Amendment shall become effective upon execution and delivery of a counterpart hereof by each Credit Party and by all of the Lenders and the Administrative Agent.


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

      IN WITNESS WHEREOF, each of parties hereto, by its duly authorized officer, or its general partner, as the case may be, has executed and delivered this Second Amendment as of the date and year first set forth above.


                              DREW INDUSTRIES INCORPORATED

                              By: ______________________________________________
                                  Name:
                                  Title:


                              KINRO, INC.

                              By: ______________________________________________
                                  Name:
                                  Title:


                              LIPPERT TIRE & AXLE, INC.

                              By: ______________________________________________
                                  Name:
                                  Title:


                              LIPPERT COMPONENTS, INC.

                              By: ______________________________________________
                                  Name:
                                  Title:


                              KINRO HOLDING, INC.

                              By: ______________________________________________
                                  Name:
                                  Title:


                              SHOALS HOLDING, INC.

                              By: ______________________________________________
                                  Name:
                                  Title:


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

                              LIPPERT HOLDING, INC.

                              By: ______________________________________________
                                  Name:
                                  Title:


                              KINRO MANUFACTURING, INC.

                              By: ______________________________________________
                                  Name:
                                  Title:


                              LIPPERT COMPONENTS MANUFACTURING, INC.

                              By: ______________________________________________
                                  Name:
                                  Title:


                              LIPPERT COMPONENTS OF CANADA, INC.

                              By: ______________________________________________
                                  Name:
                                  Title:


                              COIL CLIP, INC.

                              By: ______________________________________________
                                  Name:
                                  Title:


                              KINRO TENNESSEE LIMITED PARTNERSHIP

                              By: Kinro Manufacturing Inc., its general partner

                                  By: __________________________________________
                                      Name:
                                      Title:


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
                              LIPPERT TIRE & AXLE TEXAS LIMITED PARTNERSHIP

                              By: Lippert Components Manufacturing,  Inc., its
                                  general partner

                                  By: __________________________________________
                                      Name:
                                      Title:


                              KINRO TEXAS LIMITED PARTNERSHIP

                              By: Kinro Manufacturing, Inc., its general partner

                                  By: __________________________________________
                                      Name:
                                      Title:


                              BBD REALTY TEXAS LIMITED PARTNERSHIP

                              By: Kinro Manufacturing, Inc. its general partner

                                  By: __________________________________________
                                      Name:
                                      Title:


                              LIPPERT COMPONENTS TEXAS LIMITED PARTNERSHIP

                              By: Lippert Components Manufacturing, Inc., its
                                  general partner

                                  By: __________________________________________
                                      Name:
                                      Title:


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

                              JPMORGAN CHASE BANK, in its capacity as Lender and Administrative Agent

                              By: ______________________________________________
                                  Name:
                                  Title:


                              KEYBANK, NATIONAL ASSOCIATION, in its capacity as Lender

                              By: ______________________________________________
                                  Name:
                                  Title:


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

                                                                   SCHEDULE 2.01

Lender                                            Revolving Credit Commitment
------                                            ---------------------------
JPMorgan Chase Bank                                         $18,000,000
KeyBank, National Association                                12,000,000
                                                             ----------
TOTAL                                                       $30,000,000


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